UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 8, 2006

PBS Holding, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-25523

NEVADA	86-0857752
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

433 Kitty Hawk Drive, #226

Universal City, TX  73148

(Address and zip code of principal executive offices)

(210) 658-4675

(Registrant’s telephone number, including area code)

Primary Business Systems, Inc. (Former name if changed from last report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                     Unregistered Sales of Equity Securities

On October 3, 2005, PBS Holding, Inc. formerly known as Primary Business Systems, Inc. (the “Registrant”) agreed to issue warrants to purchase an aggregate of 315,000 shares of the Registrant’s common stock, par value $0.001 per share (“Common Stock”) to two individuals (an employee of the Registrant and a consultant to the Registrant), issuable in three equal installments of warrants for 70,000 and 35,000 shares over a three-month period from October to December 2005. Such warrants were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder inasmuch as the securities were issued without any form of general solicitation or general advertising. The warrants are exercisable at a per share price of $0.12 for a period of two years. The terms of such warrants also provide that the holder may, at his option, affect a cashless exercise by exchanging warrants for shares of Common Stock pursuant to a formula set forth in the terms of the warrants.

On October 21, 2005, the Registrant entered into a stock purchase agreement with an accredited investor pursuant to which the Registrant agreed to issue (i) 75,000 shares of Common Stock to an accredited investor at a purchase price of $0.40 per share and (ii) warrants to purchase an additional 18,750 shares of Common Stock at a per share exercise price of $0.40. Such shares and warrants were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder inasmuch as the securities were issued without any form of general solicitation or general advertising and the acquirer is an accredited investor. As of November 1, 2005, the Registrant received payment for 75,000 shares in the amount of $30,000.

On December 2, 2005, the Registrant entered into a stock purchase agreement with an accredited investor pursuant to which the Registrant agreed to issue (i) 62,500 shares of Common Stock to an accredited investor at a purchase price of $0.40 per share and (ii) warrants to purchase an additional 15,625 shares of Common Stock at a purchase price of $0.40 per share. Such shares and warrants were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder inasmuch as the securities were issued without any form of general solicitation or general advertising and the acquirer was an accredited investor. As of December 2, 2005, the Registrant received payment for 62,500 shares in the amount of $25,000.

On January 1, 2006, the Registrant entered into a three-month consulting agreement with a consultant  pursuant to which the Registrant agreed to issue on the last calendar day of each calendar month during the term of such agreement warrants to purchase 70,000 shares of Common Stock, or a total of 210,000 shares of Common Stock, at a per share exercise price equal to the average of the closing sales price for the last five (5) trading days on which actual sales occurred during the previous calendar quarter. Based upon such average, the per share exercise price of the warrants is $0.43. The terms of the warrants are two years from the date of each issuance. Such warrants were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder inasmuch as the securities were issued without any form of general solicitation or general advertising and the acquirer was an accredited investor. The terms of such warrants also provide that the holder may, at his option, affect a cashless exercise by exchanging warrants for shares of Common Stock pursuant to a formula set forth in the terms of the warrants.

During February 2006, the Registrant issued an aggregate of 100,000 shares of Common Stock and warrants to purchase 25,000 shares of Common Stock to three accredited investors in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder inasmuch as the securities were issued without any form of general solicitation or general advertising and the acquirers were accredited investors. The investors purchased such 100,000 shares at a purchase price of $0.40 per share and the Registrant received payment in the amount of $40,000. The warrants are immediately exercisable for a two year period at a per share exercise price of $0.40.

On February 8, 2006, the Registrant agreed to issue warrants to purchase an aggregate of 450,000 shares of Common Stock in exchange for legal services. The warrants will be issued in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder inasmuch as the securities were issued without any form of general solicitation or general advertising and the acquirer was an accredited investor. The exercise price of such warrants is $0.60 per share and such warrants are immediately exercisable for a five-year term. The terms of such warrants also provide that the holder may, at its option, affect a cashless exercise by exchanging warrants for shares of Common Stock pursuant to a formula set forth in the terms of the warrants.

On March 7, 2006, the Registrant entered into a placement agency agreement with a broker-dealer to assist the Registrant in connection with a private placement financing by the Registrant. Pursuant to such placement agency agreement, the Registrant agreed to issue 50,000 shares to such broker-dealer or its designee(s). Such shares will be issued in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder inasmuch as the securities were issued without any form of general solicitation or general advertising and the acquirers were an accredited investor. The shares were valued as of the date of execution at price equal to the per share closing price of the shares of Common Stock on the date of execution. On March 7, 2006, the per share closing sales price of the Registrant’s Common Stock was $0.65.

On March 8, 2006, the Registrant agreed to issue warrants to purchase 75,000 shares of Common Stock to a company providing public relation services to the Registrant. Such warrants were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder inasmuch as the securities were issued without any form of general solicitation or general advertising and the acquirer was an accredited investor. The warrants are exercisable at a per share price of $0.67 for a period of four years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PBS HOLDING, INC. (formerly Primary Business Systems, Inc.

By:	/s/ Patrick D. Matthews
Name: Patrick D. Matthews
Title: President and Chief Executive Officer
Date: March 10, 2006